UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☑

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

M&T BANK CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☑	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS Important Notice Regarding the Availability of Proxy Materials for the M&T Bank Corporation Annual Meeting of Shareholders to Be Held on April 18, 2023 PLEASE REVIEW THE MEETING MATERIALS This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual meeting of shareholders are available on the Internet. The items to be voted on and location of the annual meeting are on the reverse side. The Proxy Statement, Message to Shareholders and Form 10-K are available at envisionreports.com/MTB. To access the virtual meeting, you must have the login details in the white circle located above. YOUR VOTE IS IMPORTANT All votes must be received by the end of the meeting. However, votes for the Retirement Savings Plan, Employee Stock Ownership Plan and Unvested Restricted Common Stock must be received by 11:00 a.m. Eastern Time, on April 13, 2023. TO VOTE ONLINE AND ACCESS THE MEETING DOCUMENTS Scan the QR code or go to envisionreports.com/MTB to vote your shares ATTEND the meeting on April 18, 2023 at 11:00 a.m. Eastern Time. 2 N O T + 03RCSC

MEETING DETAILS

The 2023 Annual Meeting of Shareholders of M&T Bank Corporation will be held on April 18, 2023 at 11:00 a.m. Eastern Time, virtually via the internet at meetnow.global/MATLQVJ.

Proposals to be voted on at the meeting are listed below along with the Board of Directors' recommendations.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL THE NOMINEES LISTED:

1. TO ELECT 17 DIRECTORS FOR ONE-YEAR TERMS AND UNTIL THEIR SUCCESSORS HAVE BEEN ELECTED AND QUALIFIED:

01 - John P. Barnes	02 - Robert T. Brady	03 - Carlton J. Charles
04 - Jane Chwick	05 - William F. Cruger, Jr.	06 - T. Jefferson Cunningham III
07 - Gary N. Geisel	08 - Leslie V. Godridge	09 - René F. Jones
10 - Richard H. Ledgett, Jr.	11 - Melinda R. Rich	12 - Robert E. Sadler, Jr.
13 - Denis J. Salamone	14 - John R. Scannell	15 - Rudina Seseri
16 - Kirk W. Walters	17 - Herbert L. Washington	

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 2, 4 AND 5 AND 1 YEAR FOR PROPOSAL 3:

2. TO APPROVE THE 2022 COMPENSATION OF M&T BANK CORPORATION'S NAMED EXECUTIVE OFFICERS.
3. TO RECOMMEND THE FREQUENCY OF FUTURE ADVISORY VOTES ON THE COMPENSATION OF M&T BANK CORPORATION'S NAMED EXECUTIVE OFFICERS.
4. TO APPROVE THE AMENDMENT AND RESTATEMENT OF THE M&T BANK CORPORATION 2019 EQUITY INCENTIVE COMPENSATION PLAN.
5. TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF M&T BANK CORPORATION FOR THE YEAR ENDING DECEMBER 31, 2023.

ORDER MATERIALS

If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request by using one of the methods listed below 10 days prior to the meeting to facilitate timely delivery. You will need the number located in the box on the reverse side.

REQUEST VIA:

Internet	*Phone*	*Email*
envisionreports.com/MTB	1-866-641-4276	investorvote@computershare.com

YOUR EMAIL REQUEST MUST INCLUDE

- "Proxy Materials M&T Bank Corporation" in the subject line
- Your full name and address
- The number located in the box on the reverse side
- Statement that you want a paper copy of the meeting materials

PLEASE NOTE: YOU CANNOT VOTE BY RETURNING THIS NOTICE

To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please refer to the proxy statement for instructions.

SAVE PAPER AND TIME...

To receive future proxy materials and other documents electronically, go to envisionreports.com/MTB.